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                                                                    EXHIBIT 10i2

Schedule identifying substantially identical agreements, among Fortune Brands, Inc. (the "Company") and The Northern Trust Company, et al., establishing an employee grantor trust in favor of each of the following persons, to the Amended and Restated Trust Agreement constituting Exhibit 10i1 to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002.

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                                                 NAME

                                            Thomas J. Flocco
                                            Mark Hausberg
                                            Craig P. Omtvedt
                                            Mark A. Roche
                                            Norman H. Wesley